SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 8, 2019

TRUETT-HURST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35973	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Foss Creek Circle, Healdsburg, CA 95448

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 431.4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 7, 2019, our Board of Directors (“Board”) approved a decision to voluntarily delist our Class A common stock from the Nasdaq Capital Market (“NASDAQ”) and deregister our Class A common stock with the Securities and Exchange Commission (the “SEC”). On March 8, 2019, we notified NASDAQ of our intention to file a Form 25 with the SEC on or about March 18, 2019 to effect the delisting from NASDAQ of our Class A common stock and the deregistration of our Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is anticipated that the delisting will become effective on March 28, 2019, ten days after filing the Form 25. As a result, we expect the last day of trading of our shares of Class A common stock on NASDAQ will be on or about March 28, 2019. The Company expects that the Class A common stock would be quoted on an over-the-counter market, such as the OTC Pink market, following the effectiveness of the Form 25.

After the effectiveness of the Form 25, we intend to file a Form 15 requesting the suspension of our reporting obligations under Sections 13(a) and 15(d) of the Exchange Act and the deregistration of our shares of Class A common stock under Section 12(g) and 15(d) of the Exchange Act. Upon filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including annual, periodic and current reports, will be immediately suspended. We expect the deregistration of our Class A common stock under the Exchange Act, and termination of all reporting obligations under the Exchange Act, will become effective 90 days after the date of filing the Form 15 with the SEC.

Concurrently with the delivery of the notification to NASDAQ, we issued a press release announcing our intention to voluntarily delist and deregister shares of our Class A common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 3.01.

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding our ability to delist our shares of common stock from NASDAQ; our ability to deregister our shares of Class A common stock and suspend reporting obligations under the Exchange Act; estimates regarding the timing of the delisting and deregistration of our Class A common stock; and expectations regarding the quotation of the Company's Class A common stock on the OTC Market. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties described in additional detail in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 8, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst, Inc.

By:	/s/ Paul E. Dolan, III
Name: Paul E. Dolan, III
Title: President and Chief Executive Officer
Date: March 8, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 8, 2019